                                                                  Exhibit (a)(2)

                            LETTER OF TRANSMITTAL
                           TO TENDER COMMON SHARES
                                      OF
                            HUNT MANUFACTURING CO.
                      PURSUANT TO THE OFFER TO PURCHASE
                           DATED DECEMBER 21, 1995

       THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS WILL EXPIRE AT
            5:00 P.M., EASTERN STANDARD TIME, ON JANUARY 24, 1996,
                        UNLESS THE OFFER IS EXTENDED.

                       The Depositary for the Offer is:

                  AMERICAN STOCK TRANSFER AND TRUST COMPANY

                        By Mail or Overnight Delivery:
                           American Stock Transfer
                               & Trust Company
                                40 Wall Street
                              New York, NY 10005

                                   By Hand:
                           American Stock Transfer
                               & Trust Company
                                40 Wall Street
                              New York, NY 10005

                          By Facsimile Transmission:
                                (718) 234-5001
                    Information and Confirm by Telephone:
                                (718) 921-8200
                                    ------
   DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN THOSE SHOWN ABOVE OR TRANSMISSION OF INSTRUCTIONS TO A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.
   THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THE LETTER OF TRANSMITTAL IS COMPLETED.
   This Letter of Transmittal is to be used only if (a) certificates for Shares (as defined below) are to be delivered with it or (b) Shares are being delivered by book-entry transfer to the account maintained by the Depositary at The Depository Trust Company ("DTC"), the Midwest Securities Trust Company ("MSTC") or the Philadelphia Depository Trust Company ("PDTC") (collectively, the "Book-Entry Transfer Facilities") as set forth in Section 3 of the Offer to Purchase (as defined below).
   Shareholders whose stock certificates are not immediately available (or who cannot follow the procedure for book-entry transfer on a timely basis) or who cannot transmit this Letter of Transmittal and all other required documents to the Depositary before the Expiration Date (as defined in Section 1 of the Offer to Purchase) may nevertheless tender their Shares according to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. See Instruction 2.

   A shareholder owning beneficially as of the close of business on December 15, 1995 and who continues to own beneficially until the Expiration Date an aggregate of fewer than 100 Shares (including any such Shares held in the Company's Savings Plan), and who satisfies the other requirements set forth in Instruction 7, may have all such Shares purchased before proration, if any, of the purchase of other Shares pursuant to the Offer.
   Delivery of the Letter of Transmittal and the other required documents to one of the Book-Entry Transfer Facilities does not constitute delivery to the Depositary.

-------------------------------------------------------------------------------------------------------------
                                        DESCRIPTION OF SHARES TENDERED
                                          (SEE INSTRUCTIONS 3 AND 4)
 -------------------------------------------------------------------------------------------------------------
  NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
         (PLEASE FILL IN EXACTLY AS NAME(S)                            CERTIFICATES ENCLOSED
            APPEAR(S) ON CERTIFICATE(S)                        (ATTACH ADDITIONAL SIGNED LIST, IF NECESSARY)
 --------------------------------------------------  ---------------------------------------------------------
                                                                            TOTAL NUMBER OF
                                                                                SHARES             NUMBER OF
                                                       CERTIFICATE          REPRESENTED BY          SHARES
                                                        NUMBER(S)*          CERTIFICATE(S)*        TENDERED**
                                                       -----------------   -------------------    --------------
                                                       -----------------   -------------------    --------------
     For
     Informational                                     -----------------   -------------------    --------------
     Purposes
     Only                                              -----------------   -------------------    --------------

                                                       -----------------   -------------------    --------------

                                                       -----------------   -------------------    --------------

                                                       -----------------   -------------------    --------------
                                                        TOTAL SHARES:
                                                       -----------------   -------------------    --------------

 * Need not be completed if Shares are delivered by book-entry transfer.
** Unless otherwise indicated, it will be assumed that all Shares represented by any certificates delivered to the Depositary are being tendered. See Instruction 4 herein.

[ ]CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO
   AN ACCOUNT MAINTAINED BY THE DEPOSITARY AT ONE OF THE BOOK-ENTRY TRANSFER FACILITIES AND COMPLETE THE FOLLOWING:
   Name of Tendering Institution:
   ---------------------------------------------------------------------------
   Check Box of Applicable Book-Entry Transfer Facility:
   [ ] The Depository Trust Company  [ ] Midwest Securities Trust Company
   [ ] Philadelphia Depository Trust Company

   Account                                   Transaction Code
   Number:                                   Number:

[ ]CHECK HERE IF CERTIFICATES FOR TENDERED SHARES ARE BEING DELIVERED PURSUANT
   TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:
   Name(s) of Tendering Shareholder(s):
   ---------------------------------------------------------------------------
   Date of Execution of Notice of Guaranteed Delivery:
   ---------------------------------------------------------------------------
   Name of Institution which Guaranteed Delivery:
   ---------------------------------------------------------------------------
   Check Box of Applicable Book-Entry Transfer Facility and Give Account Number if Delivered by Book-Entry Transfer:
   [ ] The Depository Trust Company  [ ] Midwest Securities Trust Company
   [ ] Philadelphia Depository Trust Company


Account Number:
-----------------------------------------------------------------------------

Transaction Code Number:
-----------------------------------------------------------------------------

                   NOTE: SIGNATURES MUST BE PROVIDED BELOW
             PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

   The undersigned hereby tenders to Hunt Manufacturing Co., a Pennsylvania corporation (the "Company"), the above-described common shares, par value $.10 per share, of the Company (the "Shares"), at a price of $17 per Share (the "Purchase Price"), net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase dated December 21, 1995 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together constitute the "Offer").

   Subject to and effective upon acceptance for payment of the Shares tendered herewith in accordance with and subject to the terms and conditions of the Offer (including, if the Offer is extended or amended, the terms or conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to or upon the order of the Company all right, title and interest in and to all the Shares tendered hereby, or orders the registration of such Shares delivered by book-entry transfer, that are purchased pursuant to the Offer and hereby irrevocably constitutes and appoints the depositary for the offer (the "Depositary") the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to: (a) deliver certificates for such Shares, or transfer ownership of such Shares on the account books maintained by any of the Book-Entry Transfer Facilities, together, in any such case, with all accompanying evidence of transfer and authenticity, to or upon the order of the Company, upon receipt by the Depositary, as the undersigned's agent, of the Purchase Price with respect to such Shares; (b) present certificates for such Shares for cancellation and transfer of such Shares on the Company's books; and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, all in accordance with the terms of the Offer.

   The undersigned hereby represents and warrants that: (a) the undersigned "owns" the Shares tendered hereby within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended, and has full power and authority to validly tender, sell, assign and transfer the Shares tendered hereby; (b) the tender of Shares by the undersigned complies with Rule 14e-4; (c) when and to the extent the Company accepts the Shares for purchase, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all security interests, liens, charges, encumbrances, conditional sales agreements or other obligations relating to their sale or transfer, and not subject to any adverse claim; (d) on request, the undersigned will execute and deliver any additional documents the Depositary or the Company deems necessary or desirable to complete the assignment, transfer and purchase of the Shares tendered hereby; and (e) the undersigned has read and agrees to all the terms of the Offer.

   The undersigned understands that all Shares properly tendered and not withdrawn will be purchased at $17 per Share (or such other price that may be set forth in an amendment to the Offer), net to the seller in cash, upon the terms and subject to the conditions of the Offer, including the proration provisions thereof and that the Company will return all other Shares, including Shares not purchased because of proration.

   The undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer. The undersigned also understands that unless preferred stock purchase rights associated with the Shares (the "Rights") are redeemed or become separately transferable in accordance with their terms, by tendering Shares the undersigned will also be tendering the associated Rights and that no separate consideration will be paid for the Rights.

   The undersigned recognizes that, under the circumstances set forth in the Offer to Purchase, the Company may terminate or amend the Offer or may not be required to accept for payment any of the Shares tendered herewith or may accept for payment, pro rata with Shares tendered by other shareholders, fewer than all the Shares tendered herewith.

   All authority conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated herein and in the Offer to Purchase, this tender is irrevocable.

   Unless otherwise indicated under "Special Payment Instructions," please issue the check for the aggregate Purchase Price and/or return or issue the certificate(s) evidencing any Shares not tendered or not accepted for payment in the name(s) of the registered holder(s) appearing under "Description of Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the aggregate Purchase Price and/or the certificate(s) evidencing any Shares not tendered or not accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of Shares Tendered." If both the "Special Delivery Instructions" and the "Special Payment Instructions" are completed, please issue the check for the aggregate Purchase Price and/or issue or return the certificate(s) evidencing any Shares not tendered or accepted for payment in the name(s) of, and deliver said check and/or certificate(s) to, the person or persons so indicated. In the case of book-entry delivery of Shares, please credit the account maintained at the Book-Entry Transfer Facility indicated above with any Shares not accepted for payment. The undersigned recognizes that the Company has no obligation pursuant to the "Special Payment Instructions" to transfer any Shares from the name(s) of the registered holder(s) thereof if the Company does not accept for payment any of the Shares so tendered.

             PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY


                        SPECIAL DELIVERY INSTRUCTIONS
                     (SEE INSTRUCTIONS 1, 4, 5, 6 AND 9)
  To be completed ONLY if the check for the aggregate Purchase Price of Shares purchased and/or certificates for Shares not tendered or not purchased are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown below the undersigned's signature.
Mail  | | check and/or  | | certificates to:
Name:
-----------------------------------------------------------------------------
                                (PLEASE PRINT)
Address:
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
                                                                  (ZIP CODE)


                         SPECIAL PAYMENT INSTRUCTIONS
                    (SEE INSTRUCTIONS 1, 4, 5, 6, 8 AND 9)
  To be completed ONLY if the check for the aggregate Purchase Price of Shares purchased and/or certificates for Shares not tendered or not purchased are to be issued in the name of someone other than the undersigned.
Issue any  | | check and/or  | | certificates to:
Name:
-----------------------------------------------------------------------------
                                (PLEASE PRINT)
Address:
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
                                                                  (ZIP CODE)
-----------------------------------------------------------------------------
             (Taxpayer Identification or Social Security Number)

                                   ODD LOTS
                             (SEE INSTRUCTION 7)
                SHARES WILL NOT RECEIVE AN ODD LOTS PREFERENCE
                       UNLESS THIS SECTION IS COMPLETED

   To be completed ONLY if Shares are being tendered by or on behalf of a person who beneficially owned as of the close of business on December 15, 1995, and who will continue to own beneficially until the Expiration Date an aggregate of fewer than 100 Shares (including any Shares held in the Company's Savings Plan, as defined in the Offer to Purchase).

   The undersigned either (check one box):

   | | was the beneficial owner as of the close of business on December 15, 1995, and will continue to be the beneficial owner until the Expiration Date of an aggregate of fewer than 100 Shares (including Shares held in the Company's Savings Plan), and is tendering all such Shares, or

   | | is an "Eligible Institution" (as defined in Instruction 1) that (i) is tendering, for the beneficial owners thereof, Shares with respect to which it is the record owner and (ii) believes, based upon representations made to it by each such beneficial owner, that each such beneficial owner beneficially owned as of the close of business on December 15, 1995, and will continue to own beneficially until the Expiration Date an aggregate of fewer than 100 Shares, (including Shares held in the Company's Savings Plan) and is tendering all such Shares.

                       CONDITIONAL TENDER INSTRUCTIONS
  A tendering shareholder may condition his tender of Shares upon the purchase by the Company of a specified minimum number of the Shares tendered hereby, all as described in the Offer to Purchase, particularly in Section 3 thereof. Unless at least such minimum number of Shares is purchased by the Company pursuant to the terms of the Offer, none of the Shares tendered hereby will be purchased. It is the tendering shareholder's responsibility to calculate such minimum number of Shares, and each shareholder is urged to consult his or her own tax advisor with respect to the possible consequences of electing, or failing to elect, a conditional tender of Shares. Unless the box below has been completed and a minimum specified, the tender will be deemed unconditional.

| | the tender of Shares by the Undersigned is conditioned upon the purchase by the Company of a specified minimum.

Minimum number of Shares that must be purchased, if any are purchased:
                         ____________________ Shares

                                  SIGN HERE
                          (SEE INSTRUCTIONS 1 AND 5)
                 (PLEASE COMPLETE SUBSTITUTE FORM W-9 BELOW)

 ...........................................................................

 ...........................................................................

                           SIGNATURE(S) OF OWNER(S)
Name(s) ...................................................................
                                (PLEASE PRINT)
Date: .....................................................................

Capacity (full title) .....................................................

Address: ..................................................................

 ...........................................................................

 ...........................................................................

                                  (INCLUDE ZIP CODE)

Area Code and Telephone Number ............................................

Taxpayer Identification or Social Security Number .........................

                             (SEE INSTRUCTION 11)
(Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 5.)
                          GUARANTEE OF SIGNATURE(S)
                          (SEE INSTRUCTIONS 1 AND 5)
Authorized
Signature ..................................................................

Name .......................................................................
                                (PLEASE PRINT)
Title ......................................................................
Name of Firm ...............................................................
Address ....................................................................
                              (INCLUDE ZIP CODE)
Area Code and Telephone No. ................................................
Dated: ......................

-----------------------------------------------------------------------------
                                Substitute W-9
                                PAYEE'S NAME:
                               PAYEE'S ADDRESS:
-----------------------------------------------------------------------------
             PART I -- PLEASE PROVIDE YOUR TIN ON THE APPROPRIATE LINE AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW

SUBSTITUTE

Form W-9

DEPARTMENT OF THE
TREASURY INTERNAL                      ...................................
REVENUE SERVICE                              Social Security Number
                                       ...................................
Payer's Request
for Taxpayer                              Employee Identification Number
Identification     -----------------------------------------------------------
                    PART II
                    CERTIFICATION -- Under penalties of perjury, I certify that:
                    (1) The number shown on this form is my current
                        taxpayer identification number (or I am waiting for a number to be issued to me) and
                    (2) I am not subject to backup withholding because (i)
                        I am exempt from backup withholding or (ii) I have not been notified by the Internal Revenue Service
                        (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the IRS has notified me that I am no longer subject to backup withholding.

                     ---------------------------------------------------------
                     PART III
                     Awaiting TIN _______________________
                     ---------------------------------------------------------
                     CERTIFICATION INSTRUCTIONS -- You must cross out item (2) in Part II above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you are subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2).

                     SIGNATURE:_____________________________ DATE:____________

--------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP
      WITHHOLDING OF 31% OF ANY PAYMENT MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

        YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                THE BOX IN PART III OF SUBSTITUTE FORM W-9

------------------------------------------------------------------------------
          CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
  I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver such an application in the near future. I understand that if I do not provide a taxpayer identification number to the payer before the earliest of (i) the date of payment or (ii) sixty (60) days, 31% of all reportable payments
made to me may be withheld. _____________________________    _____________.
                                      Signature:                  Date
------------------------------------------------------------------------------

                                 INSTRUCTIONS

            FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

   1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (each such entity being hereinafter referred to as an "Eligible Institution") that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program (including most banks, savings and loan associations, and brokerage houses). Signatures on this Letter of Transmittal need not be guaranteed if (a) this Letter of Transmittal is signed by the registered owner of the Shares (which term, for purposes of this document, shall include any participant in one of the Book-Entry Transfer Facilities whose name appears on a security position listing as the owner of Shares) tendered herewith and such owner has not completed either of the boxes entitled "Special Payment Instructions" or "Special Delivery Instructions" on this Letter of Transmittal or (b) such Shares are tendered for the account of an Eligible Institution. See Instruction 5.

   2. DELIVERY OF LETTER OF TRANSMITTAL AND SHARES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be used only if (a) certificates are to be forwarded with it to the Depositary or (b) delivery of Shares is to be made by book-entry transfer pursuant to the procedure set forth in Section 3 of the Offer to Purchase. Certificates for all physically delivered Shares, or a confirmation of a book-entry transfer of all Shares delivered electronically into the Depositary's account at one of the Book-Entry Transfer Facilities, together in each case with a properly completed and duly executed Letter of Transmittal (or a facsimile thereof), with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal on or before the Expiration Date (as defined in the Offer to Purchase). Delivery of documents to one of the Book-Entry Transfer Facilities does not constitute delivery to the Depositary.

   Shareholders whose certificates are not immediately available (or who cannot follow the procedures for book- entry transfer on a timely basis) or who cannot transmit this Letter of Transmittal and all other required documents to reach the Depositary before the Expiration Date, may nevertheless tender their Shares pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. Pursuant to such procedure: (a) such tender must be made by or through an Eligible Institution, (b) the Depositary must receive (by hand, mail or facsimile transmission), before the Expiration Date, a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form the Company has provided with the Offer to Purchase and (c) the certificates for all tendered Shares in proper form for transfer (or confirmation of a book-entry transfer of all such Shares into the Depositary's account at one of the Book-Entry Transfer Facilities), together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other documents required by this Letter of Transmittal, must be received by the Depositary within five New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in Section 3 of the Offer to Purchase.

   THE METHOD OF DELIVERY OF ALL DOCUMENTS, INCLUDING STOCK CERTIFICATES, THE LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS, IS AT THE ELECTION AND RISK OF THE TENDERING SHAREHOLDER. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED.

   Except as expressly provided in this Letter of Transmittal or in the Offer to Purchase, no alternative, conditional or contingent tenders will be accepted, and no fractional Shares will be purchased. By executing this Letter of Transmittal (or a facsimile thereof), each tendering shareholder waives any right to receive any notice of the acceptance of such shareholder's tender.

   3. INADEQUATE SPACE. If the space provided in the box entitled
"Description of Shares Tendered" is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate signed schedule and attached to this Letter of Transmittal.

   4. PARTIAL TENDERS AND UNPURCHASED SHARES. (Not applicable to shareholders who deliver Shares by book-entry transfer.) If fewer than all the Shares evidenced by any certificate delivered to the Depositary are to be tendered, fill in the number of Shares that are to be tendered in the box entitled
"Number of Shares Tendered." If such Shares are purchased, a new certificate for the remainder of the Shares evidenced by the old certificate(s) will be sent to and in the name of the registered holder(s) (unless otherwise specified by such holder(s) having completed either of the boxes entitled "Special Delivery Instructions" or "Special Payment Instructions" on this Letter of Transmittal) as soon as practicable following the expiration or termination of the Offer. All Shares represented by the certificates listed and delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

   5. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS; AND ENDORSEMENTS.

     (a) If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered herewith, the signature(s) must correspond exactly with the name(s) as written on the face of the certificates without any change whatsoever.

     (b) If any of the Shares tendered herewith are registered in the names of two or more owners, each such owner must sign this Letter of Transmittal.

     (c) If any of the Shares tendered herewith are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

     (d) If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered herewith, no endorsements of certificates or separate stock powers are required unless payment is to be made and/or certificates for Shares not tendered or not purchased are to be issued to a person other than the registered holder(s). If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered herewith, however, the certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear on the certificates for such Shares. Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

     (e) If this Letter of Transmittal or any certificates or stock powers are signed by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing and proper evidence satisfactory to the Company of the authority of such person so to act must be submitted.

   6. STOCK TRANSFER TAXES. The Company will pay any stock transfer taxes with respect to the transfer and sale of Shares to it or its order pursuant to the Offer. If, however, payment of the aggregate Purchase Price is to be made to, or certificates for Shares not tendered or accepted for purchase are to be registered in the name of, any person other than the registered holder(s), or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder or such person) payable on account of the transfer to such person will be deducted from the aggregate purchase price unless satisfactory evidence of payment of such taxes or exemption therefrom is submitted.

   7. ODD LOTS. As described in Sections 1 and 2 of the Offer to Purchase, if the number of Shares properly tendered and not withdrawn before the Expiration Date is greater than 3,230,000 (or such greater number of Shares as the Company may elect to purchase pursuant to the Offer), the Company, upon the terms and subject to the conditions of the Offer, will accept Shares for purchase first from all Shares properly tendered and not withdrawn before the Expiration Date by any shareholder who beneficially owned as of the close of business on December 15, 1995, and who continues to own beneficially until the Expiration Date, an aggregate of fewer than 100 Shares (including Shares held in the Company's Savings Plan), who tendered all Shares beneficially owned by such person (partial and conditional tenders of Shares will not qualify for this preference) and who completes the box captioned "Odd Lots" in this Letter of Transmittal and, if applicable, on the Notice of Guaranteed Delivery. This preference will not be available unless the box above entitled "Odd Lots" is completed.

   8. IRREGULARITIES. All questions as to the number of Shares to be accepted and the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of Shares will be determined by the Company, in its sole discretion, which determination shall be final and binding on all parties. The Company reserves the absolute right to reject any or all tenders determined by it not to be in proper form or the acceptance for payment of which may, in the opinion of the Company's counsel, be unlawful. The Company also reserves the absolute right to waive any of the conditions of the Offer and any defect or irregularity in the tender of any particular Shares. The Company's interpretation of the terms and conditions of the Offer (including these instructions) shall be final and binding on all parties. No tender of Shares will be deemed properly made until all defects or irregularities have been cured or waived. Neither the Company, the Depositary, the Information Agent nor any other person is or will be obligated to give notice of any defects or irregularities in tenders, and none of them will incur any liability for failure to give any such notice.

   9. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If the check for the aggregate Purchase Price of any Shares purchased is to be issued to, or any Shares not tendered or not purchased are to be returned in the name of, a person other than the person(s) signing this Letter of Transmittal or if the check or any certificates for Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address other than that shown in the box entitled "Descriptions of Shares Tendered," the boxes entitled "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal should be completed.

   10. REQUEST FOR ASSISTANCE OR ADDITIONAL COPIES. Requests for assistance may be directed to the Information Agent or the Dealer Manager at their respective addresses and telephone numbers set forth below and requests for additional copies of the Offer to Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to the Information Agent.

   11. SUBSTITUTE FORM W-9. Except as provided below under "Important Tax Information," each tendering shareholder is required to provide the Depositary with a correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 which is provided under "Important Tax Information" below. Failure to provide the information on the form may subject the tendering shareholder to a $50 penalty and a 31% federal back-up withholding tax may be imposed on the payments made to the shareholder or other payee with respect to Shares purchased pursuant to the Offer.

   12. FOREIGN SHAREHOLDER WITHHOLDING. Foreign shareholders should note that the 30% U.S. withholding tax generally applicable to corporate distributions will apply to the proceeds payable pursuant to the Offer, unless either a reduced rate of withholding is applicable pursuant to a tax treaty or an exemption from withholding is applicable because such gross proceeds are effectively connected with the conduct of a trade or business by the foreign shareholder within the United States.

   FACSIMILE COPIES OF THIS LETTER OF TRANSMITTAL, PROPERLY COMPLETED AND DULY EXECUTED, WILL BE ACCEPTED. THE LETTER OF TRANSMITTAL, CERTIFICATES FOR SHARES AND ANY OTHER REQUIRED DOCUMENTS SHOULD BE SENT OR DELIVERED BY EACH SHAREHOLDER OF THE COMPANY OR SUCH SHAREHOLDER'S BROKER, DEALER, COMMERCIAL BANK, TRUST COMPANY OR OTHER NOMINEE TO THE DEPOSITARY AT ONE OF ITS ADDRESSES SET FORTH BELOW.

                          IMPORTANT TAX INFORMATION

   Under current U.S. federal income tax law, a shareholder whose tendered Shares are accepted for payment is required by law to provide the Depositary with such shareholder's correct taxpayer identification number ("TIN") on the Substitute Form W-9 below. If the Depositary is not provided with the correct TIN, the Internal Revenue Service may subject the shareholder or other payee to a $50 penalty. In addition, payments that are made to such shareholder or other payee with respect to Shares purchased pursuant to the Offer may be subject to 31% backup withholding for federal income tax purposes.

   Certain shareholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements and should indicate their status by writing "exempt" across the face of, and by signing and dating, the Substitute Form W-9. In order for a foreign individual to qualify as an exempt recipient, the shareholder must submit a Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 can be obtained from the Depositary. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions.

   If backup withholding applies, the Depositary is required to withhold 31% of any such payments to be made to the shareholder or other payee. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

   To prevent backup federal income tax withholding in connection with payments that are made with respect to Shares tendered in the Offer, you must provide the Depositary with your correct TIN by completing the Substitute Form W-9 below, certifying that the TIN provided on Substitute Form W-9 is correct and that either (A) you have not been notified by the Internal Revenue Service that you are subject to backup withholding or (B) the Internal Revenue Service has notified you that you are no longer subject to backup withholding.

   If you have not been issued a TIN and have applied for one, or if you intend to apply for one in the near future, check the box in Part III and sign and date both the Substitute Form W-9 and the "Certificate of Taxpayer Awaiting Identification Number." You then have generally 60 days within which to provide the Depositary with your TIN and a new Substitute Form W-9. If you fail to do so, the Depositary will withhold 31% from any payments and distributions made to you thereafter until a TIN and new Substitute Form W-9 are provided.

WHAT NUMBER TO GIVE THE DEPOSITARY

   The shareholder is required to give the Depositary the TIN (e.g., social security number or federal employer identification number) of the record owner of the Shares or of the last transferee appearing on the transfers attached to, or endorsed on, the certificates evidencing the Shares. If the Shares are registered in more than one name or are not registered in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

           GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                        NUMBER ON SUBSTITUTE FORM W-9
            (SECTION REFERENCES ARE TO THE INTERNAL REVENUE CODE)

   GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYOR. A Social Security number ("SSN") has nine digits separated by two hyphens: i.e., 000-00-0000. An employer identification number ("EIN") has nine digits separated by one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payor.

                                                                                                   Give the
                                                                                               SOCIAL SECURITY
                             For this type of account:                                            number of:

 1. Individual                                                                      The individual
                                                                                    The actual owner of the account or,
                                                                                    if combined funds, the first
 2. Two or more individuals (joint account)                                         individual on the account(1)
 3. Custodian account of a minor (Uniform Gift to Minors Act)                       The minor(2)
 4. (a) The usual revocable savings trust (grantor is also trustee)                 The grantor-trustee(1)
    (b) So-called trust account that is not a legal or valid trust under State law  The actual owner(1)
 5. Sole proprietorship                                                             The owner(3)


                                                                                                   Give the
                                                                                                   EMPLOYER
                                                                                                IDENTIFICATION
                              For this type of account:                                           number of:

 6. Sole proprietorship                                                             The owner(3)
 7. A valid trust, estate or pension trust                                          The legal entity(4)
 8. Corporate                                                                       The corporation
 9. Association, club, religious, charitable, educational or other tax-exempt
    organization                                                                    The organization
10. Partnership                                                                     The partnership
11. A broker or registered nominee                                                  The broker or nominee
12. Account with the Department of Agriculture in the name of a public entity that
    receives agricultural program payments                                          The public entity

------
(1) List first and circle the name of the person whose number you furnish.

(2) Circle the minor's name and furnish the minor's social security number.

(3) Show your individual name. You may also enter your business name. You may use your SSN or EIN.

(4) List first and circle the name of the legal trust, estate or pension trust. (Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

NAME

   If you are an individual, you must generally provide the name shown on your social security card. However, if you have changed your last name, for instance, due to marriage, without informing the Social Security
Administration of the name change, please enter your first name, the last name shown on your social security card, and your new last name.

OBTAINING A NUMBER

   If you don't have a taxpayer identification number ("TIN"), apply for one immediately. To apply, obtain Form SS-5, Application for a Social Security Card, from your local office of the Social Security Administration, or Form SS-4, Application for Employer identification Number, from your local Internal Revenue Service (the "IRS") office.

PAYEES AND PAYMENTS EXEMPT FROM BACKUP WITHHOLDING

   The following is a list of payees exempt from backup withholding and for whom no information reporting is required. For dividends, all listed payees are exempt except item (9). For broker transactions, payees listed in (1) through (13) and a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker are exempt.

   (1) A corporation.

   (2) An organization exempt from tax under section 501(a), or an individual retirement plan ("IRA"), or a custodial account under section 403(b)(7).

   (3) The United States or any of its agencies or instrumentalities.

   (4) A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.

   (5) A foreign government or any of its political subdivisions, agencies or instrumentalities.

   (6) An international organization or any of its agencies or instrumentalities.

   (7) A foreign central bank of issue.

   (8) A dealer in securities or commodities required to register in the U.S. or a possession of the U.S.

   (9) A futures commission merchant registered with the Commodity Futures Trading Commission.

   (10) A real estate investment trust.

   (11) An entity registered at all times during the tax year under the Investment Company Act of 1940.

   (12) A common trust fund operated by a bank under section 584(a).

   (13) A financial institution.

   (14) A middleman known in the investment community as a nominee or listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List.

   (15) A trust exempt from tax under section 664 or described in section
        4947.

Payments of dividends generally not subject to backup withholding also include the following:

   o Payments to nonresident aliens subject to withholding under section
     1441.

   o Payments to partnerships not engaged in a trade or business in the U.S. and that have at least one nonresident partner.

   o Payments of patronage dividends not paid in money.

   o Payments made by certain foreign organizations.

Payments that are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041A(a), 6042, 6044, 6045, 6049, 6050A, and 6050N, and the regulations under those sections.

   PRIVACY ACT NOTICE -- Section 6109 requires you to furnish your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, or contributions you made to an individual retirement account. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. You must provide your TIN whether or not you are required to file a tax return. Payors must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a TIN to a payor. Certain penalties may also apply.

PENALTIES

   (1) FAILURE TO FURNISH TIN -- If you fail to furnish your correct TIN to a requester (the person asking you to furnish your TIN), you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

   (2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING --If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

   (3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION -- Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

                      FOR ADDITIONAL INFORMATION CONTACT
                        YOUR TAX CONSULTANT OR THE IRS



















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